Differentiated Corporate Strategy and Structure July 2023 A Diversified Holding Company with a Private Equity Strategy • Diversified holding company with two divisions • Operating divisions led by local management. Corporate HQ functions like a private equity firm and manages Investments division • Q2 cash & cash equivalents of $23.7 million; well- positioned to pursue acquisitions • Tax-efficient Series A 10% Preferred Stock (non- convertible) issued Sept. 2019 in an acquisition Common Stock (Nasdaq: STRR): Stock Price (1): $1.05 15.2 million shares outstanding (2) Series A Preferred Stock (Nasdaq: STRRP): Stock Price (1): $9.15 1.92 million shares outstanding (2) 10% annual cash dividend 2022 Pro Forma Financial Highlights (4) Investment Highlights (1) 6/30/23 closing price. (2) 5/7/23 share count. $57.1M Revenue $12.4M Gross Profit $23.7M (6) Cash Balance $24.3M (6) Investments Currently Debt Free (5) (4) FY 2022 pro forma financials filed as an 8-K/A on May 10, 2023 reflect December 31, 2022 financials absent Digirad Health, Inc. (5) As disclosed in the Company’s 10-Q filed on May 15, 2023. (6) As of June 30, 2023, public investments portfolio value was $4.8M. Investments Real Estate Public Investments Private Investments • Holds private company debt and equity interests • Strategic investments in potential acquisitions or JVs • Star Equity Fund manages public equity portfolio • Strategic investments in undervalued public companies, potential acquisitions or JVs • Owns, manages, and finances operating company real estate assets Maine / New England • Designs and manufactures modular housing units (3) Effective May 4, 2023, Star Equity sold its Healthcare division for $40 million. Corporate HQ Functions like a private equity firm and is responsible for: • Oversight of Operating Management Teams • Capital Allocation • Strategic Leadership • Restructurings & Turnarounds • M&A • Bank Relationships • Capital Markets • Investor Relations • Financial Reporting, FP&A • Compliance & Legal • Investments Division Management Construction KBS EBGL Similar to Private Equity with Key Distinctions Star Equity shareholders do not pay any fees and have public market liquidity Long-term partnership approach rather than short- term transactional mentality Able to pursue both private and public acquisition targets, sometimes through activism Open-ended investment time horizon allows for flexible holding periods Looking for accretive bolt-ons and new verticals Flexible deal structuring given ability to use mix of cash, debt, common, preferred Minneapolis-St Paul Area • Designs and manufactures wall panels and engineered wood products • Distributes building materials and operates a lumber yard and showroom Star Equity currently has two divisions (3) :

Case Study: Healthcare Division $63.2 million of value realized through portfolio optimization • High single-digit annual organic growth • Reputation for quality and reliability Case Study: Construction Division Improved operating performance & strong growth has unlocked value Star Equity Holdings Rick Coleman, CEO admin@starequity.com Contacts Targets: public or private companies • Market cap of $5-50M and more valuable inside Star Equity • Assets, earnings, and cash flows (no start-ups or VC situations) • SG&A and public company cost reduction opportunities • Opportunities for improved operating and financial performance • Bolt-ons for existing platform businesses or create new divisions • Businesses with growth potential and strong operating teams Three asset classes: Real Estate, Public, and Private Investments • Real Estate: o Formed in April 2019 with two sale-leaseback transactions o Owns, manages, and finances operating company real estate assets • Public Investments: o Strategic investments including potential acquisition targets or JVs o Seeks to unlock shareholder value and improve corporate governance at its portfolio companies • Private Investments: o Private company debt and equity interests shown below: Investor Relations Lena Cati, The Equity Group Inc. 212-836-9611 / lcati@equityny.com Sept 2018 Sept 2018 Feb 2021 Mar 2021 May 2022 May 2023 Real Estate Sales $1 Million Telerhythmics Sale $2 Million MDOS Sale $1.4 Million DMS Sale $18.8 Million Reorganization Margins DHI Sale $40 Million Over 5 years, Star Equity streamlined its Healthcare division through non-core asset sales and improved performance, culminating in the $40 million sale of Digirad Health in May 2023 despite STRR market cap being $10 million at the time Real Estate Portfolio Value 2 Factories $5.0 Million (1) Public Investments Portfolio Value Public Equities $4.8 Million (2) (2) As of 6/30/2023 based on price at close. Private Investments Portfolio Value TTG Note $7.0 Million TTG Equity $6.0 Million MDOS Note $1.5 Million Total $14.5 Million September 2019 • Approx. 145k sq. ft. of production capacity / two facilities • Primarily in single-family residential housing market • Approx. 235k sq. ft. of production capacity / three facilities • Expanded into new markets with a sales pipeline of approximately $50 million • Mid-teens annual organic growth • Reputation for quality and reliability April 2023 Long-Term Goal • Profitability hampered by swings in commodity prices and sub- optimal contract language • Improved operational efficiencies and risk mitigation • Stronger market presence and reputation FY 2022 Revenue $57.1M Gross Profit $12.7M Adj. EBITDA $6.3M FY 2021 Revenue $48.0M Gross Profit $3.0M* Adj. EBITDA $(2.7)M* FY 2020 Revenue $28.9M Gross Profit $4.1M Adj. EBITDA $0.7M * FY 2021 Construction margins were affected by COVID-related raw materials price increases. Construction division significantly more valuable today than its 2019 purchase price (1) Based on 2019 third-party appraisals. Recently sold a third factory for its appraised value. Star Equity Acquisition Strategy Investments Division